UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2017

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25121	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Patton Road St. Paul, Minnesota	55113
(Address of principal executive offices)	(Zip Code)

(651) 634-3003

(Registrant’s telephone number, including area code)

EnteroMedics Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2017, EnteroMedics Inc. (the “Company”) filed a Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to amend Article I of the Company’s Certificate of Incorporation to change the name of the corporation to “ReShape Lifesciences Inc.” The effective date of the Certificate of Amendment is Monday, October 23, 2017. A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1.

Item 7.01              Regulation FD Disclosure.

On October 23, 2017, the Company announced that it filed Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to amend Article I of the Company’s Certificate of Incorporation to change the name of the corporation to “ReShape Lifesciences Inc.” effective 12:01 AM Central Time, on October 23, 2017.  In addition, in connection with the name change, the Company’s ticker symbol was changed to “RSLS” which change because effective at the start of trading on Monday, October 23, 2017 and the Company’s common stock will continue to trade on The NASDAQ Capital Market.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
3.1	Articles of Amendment to Sixth Amended and Restated Articles of Incorporation of the Company (filed herewith).

99.1	Press Release dated October 23, 2017 (filed herewith).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2017	RESHAPE LIFESCIENCES INC.

	By:	/s/ Scott P. Youngstrom
	Name:	Scott P. Youngstrom
	Title:	Chief Financial Officer and Chief Compliance Officer

3